Exhibit 10.1

SECOND AMENDMENT TO

LOAN AND SECURITY AGREEMENT

This SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”) entered into as of September 21, 2022, by and among SURFACE ONCOLOGY, INC., a Delaware corporation (“Borrower Representative”), K2 HEALTHVENTURES LLC, as administrative agent for Lenders (in such capacity, together with its successors, “Administrative Agent”), and the undersigned Lenders, constituting Required Lenders.

RECITALS

A. The parties hereto previously entered into that certain Loan and Security Agreement, dated as of November 22, 2019 (as amended, restated, supplemented or otherwise modified, from time to time, the “Agreement”), by and among Borrower Representative, Lenders, Administrative Agent and Ankura Trust Company, LLC, as collateral agent for Lenders (in such capacity, together with its successors, “Collateral Trustee”). Capitalized terms used but not defined in this Amendment shall have the respective meanings given to them in the Agreement.

B. The parties have agreed to modify the terms of the Agreement as set forth herein.

AGREEMENT

1. Amendments.

1.1 The address for copies of notices to Lender set forth in Section 10 is hereby updated as follows:

SIDLEY AUSTIN LLP

1001 Page Mill Rd., Bldg. 1

Palo Alto, CA 94304-1150

Attention: Cynthia Bai

Email: cbai@sidley.com

1.2 The defined term “Amortization Date” in Exhibit A to the Agreement is hereby amended by amending and restating the defined term to read as follows:

“Amortization Date” means February 1, 2024.

1.3 The defined term “Conversion Price” in Exhibit A to the Agreement is hereby amended by replacing “$7.81” with “$1.83”.

2. Representations and Warranties.

2.1 The undersigned Borrower Representative represents and warrants that:

(a) the representations and warranties of Borrower’s Representative contained in the Agreement are true and correct in all material respects as of the date of this Amendment (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct in all material respects as of such date), and no Event of Default has occurred and is continuing;

(b) Borrower Representative has the power and authority to execute and deliver this Amendment and perform its obligations under the Agreement, as modified by this Amendment;

(c) the execution and delivery by Borrower Representative of this Amendment, and the performance by Borrowers of their respective obligations under the Agreement, as modified by this Amendment, have been duly authorized by all requisite action;

(d) the execution and delivery by Borrower Representative of this Amendment and the performance by Borrowers of their respective obligations under the Agreement, as modified by this Amendment, do not and will not contravene (a) any material Requirement of Law, (b) any material contractual restriction in any material agreement with a Person binding on any Borrower, (c) any order, judgment or decree of any Governmental Authority binding on Borrower, or (d) the Operating Documents of any Borrower, and do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any Governmental Authority, except as already has been obtained or made; and

(e) this Amendment has been duly executed and delivered by Borrower Representative and is the binding obligation of Borrower Representative, enforceable against Borrower Representative in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application relating to or affecting creditors’ rights and by general equitable principles.

3. Conditions to Effectiveness.

The effectiveness of this Amendment is subject to the following conditions precedent:

3.1 Administrative Agent shall have received this Amendment, duly executed by Borrower Representative;

3.2 Borrower shall have paid an amendment fee of $5,000 and any Lender Expenses due and payable as of the date hereof, which Borrower Representative hereby authorizes may be debited by Administrative Agent, in accordance with Section 2.4(b) of the Agreement.

4. General Provisions.

4.1 Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement and this Amendment shall be and remain in full force and effect in accordance with their respective terms and hereby are ratified and confirmed in all respects, and the security interest as granted pursuant to the Agreement continues from the Closing Date. The agreement to enter into the amendments as set forth herein shall not establish any course of dealing with respect to future amendments or waivers or otherwise obligate Administrative Agent or any Lender to waive any future Event of Default or make any modification to any Loan Document.

4.2 This Amendment and the Loan Documents represent the entire agreement with respect to this subject matter and supersede prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents.

4.3 This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument. The words “execution,” “signed,” “signature” and words of like import herein shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity and enforceability as a manually executed signature or the use of a paper-based recordkeeping systems, as the case may be, to the extent and as provided for in any applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act. Delivery of an executed counterpart of a signature page of this Amendment or any document delivered in connection therewith by electronic means including by email delivery of a “.pdf” format data file shall be effective as delivery of an original executed counterpart thereof.

4.4 This Amendment shall constitute a Loan Document. Accordingly, the provisions of Section 11 of the Agreement shall likewise apply to this Amendment.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

[SIGNATURE PAGE TO SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date set forth above.

BORROWER REPRESENTATIVE:

SURFACE ONCOLOGY, INC.

By:	/s/ Jessica Fees
Name:	Jessica Fees
Title:	Chief Financial Officer and Treasurer

[SIGNATURE PAGE TO SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT]

ADMINISTRATIVE AGENT:

K2 HEALTHVENTURES LLC

By:	/s/ Parag Shah
Name:	Parag Shah
Title:	Managing Director and Chief Executive Officer

LENDER:

K2 HEALTHVENTURES LLC

By:	/s/ Parag Shah
Name:	Parag Shah
Title:	Managing Director and Chief Executive Officer